FIDELITY(REGISTERED TRADEMARK)
OTC
PORTFOLIO

SEMIANNUAL REPORT
JANUARY 31, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  19  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 23  Notes to the financial
                          statements.



Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY(registered trademark) FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR
A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

While no major Y2K glitches disrupted the financial markets to start the new year, inflation worries re-emerged to hinder stock performance throughout January. The S&P 500(Registered trademark) and Dow Jones Industrial Average each fell approximately 5%, while the technology-oriented NASDAQ Index dropped more than 3% for the month. In bond markets, the potential for further rate hikes as a pre-emptive move against inflation continued to be an obstacle to fixed-income performance.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Total returns do not include the effect of the 3.00% sales load which was eliminated as of September 30, 1998.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 2000  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY OTC                    40.08%         51.90%       337.55%       709.01%

NASDAQ                          49.52%         57.68%       436.31%       939.74%

Mid-Cap Funds Average           22.89%         33.88%       188.83%       397.10%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the NASDAQ Composite Index - a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 462 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 2000    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY OTC                      51.90%       34.34%        23.25%

NASDAQ                            57.68%       39.92%        26.38%

Mid-Cap Funds Average             33.88%       22.65%        16.61%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             OTC Portfolio               NASDAQ
             00093                       F0091
  1990/01/31      10000.00                    10000.00
  1990/02/28      10277.93                    10255.23
  1990/03/31      10668.09                    10503.41
  1990/04/30      10358.10                    10144.86
  1990/05/31      11036.88                    11098.62
  1990/06/30      11058.26                    11193.25
  1990/07/31      10913.95                    10625.26
  1990/08/31       9973.28                     9256.80
  1990/09/30       9424.40                     8379.64
  1990/10/31       9225.65                     8036.92
  1990/11/30       9866.08                     8762.97
  1990/12/31      10252.87                     9137.67
  1991/01/31      11060.27                    10138.10
  1991/02/28      11917.44                    11102.96
  1991/03/31      12586.58                    11833.69
  1991/04/30      12564.46                    11907.04
  1991/05/31      13178.31                    12446.36
  1991/06/30      12542.34                    11717.87
  1991/07/31      13427.16                    12374.99
  1991/08/31      14135.02                    12971.85
  1991/09/30      14010.80                    13015.55
  1991/10/31      14619.97                    13427.46
  1991/11/30      13928.80                    12969.66
  1991/12/31      15293.12                    14529.58
  1992/01/31      15953.48                    15383.35
  1992/02/29      15984.33                    15726.91
  1992/03/31      15472.09                    15004.18
  1992/04/30      15015.40                    14395.41
  1992/05/31      15231.40                    14575.14
  1992/06/30      14898.14                    14049.38
  1992/07/31      15212.89                    14493.73
  1992/08/31      14836.42                    14066.68
  1992/09/30      15294.35                    14584.71
  1992/10/31      15864.28                    15147.46
  1992/11/30      16984.03                    16353.27
  1992/12/31      17577.88                    16975.48
  1993/01/31      17694.38                    17477.13
  1993/02/28      17002.23                    16850.80
  1993/03/31      17591.58                    17352.75
  1993/04/30      17077.61                    16646.66
  1993/05/31      17536.76                    17647.15
  1993/06/30      17557.32                    17749.56
  1993/07/31      17749.20                    17785.05
  1993/08/31      18078.14                    18764.49
  1993/09/30      18574.98                    19285.37
  1993/10/31      18819.98                    19719.44
  1993/11/30      18322.57                    19108.07
  1993/12/31      19042.72                    19692.91
  1994/01/31      19555.47                    20310.73
  1994/02/28      19350.37                    20126.44
  1994/03/31      18577.30                    18898.95
  1994/04/30      18064.56                    18672.28
  1994/05/31      17969.89                    18724.56
  1994/06/30      17307.26                    17997.93
  1994/07/31      17685.91                    18428.89
  1994/08/31      18569.42                    19556.35
  1994/09/30      18616.75                    19541.25
  1994/10/31      19042.72                    19897.96
  1994/11/30      18419.54                    19221.81
  1994/12/31      18529.45                    19283.73
  1995/01/31      18489.63                    19386.99
  1995/02/28      19461.09                    20396.49
  1995/03/31      20114.04                    21020.50
  1995/04/30      20958.10                    21729.89
  1995/05/31      21555.31                    22281.05
  1995/06/30      23227.50                    24076.75
  1995/07/31      24756.36                    25846.02
  1995/08/31      25074.87                    26355.87
  1995/09/30      25436.74                    26983.23
  1995/10/31      25298.81                    26811.69
  1995/11/30      25753.18                    27429.94
  1995/12/31      25612.41                    27266.60
  1996/01/31      25553.29                    27484.34
  1996/02/29      26465.31                    28547.45
  1996/03/31      26515.98                    28601.30
  1996/04/30      28179.56                    30934.13
  1996/05/31      29209.80                    32327.51
  1996/06/30      28188.00                    30822.79
  1996/07/31      26347.08                    28120.12
  1996/08/31      27900.89                    29718.54
  1996/09/30      29857.96                    31956.26
  1996/10/31      29737.75                    31830.20
  1996/11/30      31855.27                    33697.80
  1996/12/31      31691.51                    33671.76
  1997/01/31      32960.72                    36003.00
  1997/02/28      31352.41                    34168.90
  1997/03/31      28969.01                    31903.50
  1997/04/30      30141.33                    32937.17
  1997/05/31      32844.46                    36596.49
  1997/06/30      33726.12                    37702.05
  1997/07/31      37262.47                    41684.13
  1997/08/31      36681.16                    41528.92
  1997/09/30      39153.65                    44116.17
  1997/10/31      35916.58                    41720.95
  1997/11/30      35797.06                    41912.86
  1997/12/31      34833.27                    41136.76
  1998/01/31      35614.28                    42436.89
  1998/02/28      40279.55                    46414.93
  1998/03/31      41300.07                    48139.44
  1998/04/30      41747.85                    49014.10
  1998/05/31      38748.76                    46681.91
  1998/06/30      41352.14                    49739.20
  1998/07/31      41685.37                    49169.28
  1998/08/31      33260.82                    39387.29
  1998/09/30      37949.08                    44516.12
  1998/10/31      39686.27                    46570.90
  1998/11/30      42835.62                    51271.66
  1998/12/31      48898.95                    57682.69
  1999/01/31      53258.73                    65939.01
  1999/02/28      50871.50                    60223.39
  1999/03/31      53695.82                    64803.95
  1999/04/30      53751.86                    66965.39
  1999/05/31      54850.21                    65077.95
  1999/06/30      57831.44                    70774.34
  1999/07/31      57752.99                    69536.18
  1999/08/31      57943.52                    72211.14
  1999/09/30      57718.85                    72407.55
  1999/10/31      63392.33                    78231.66
  1999/11/30      69819.03                    88000.63
  1999/12/31      84364.03                   107357.42
  2000/01/31      80901.09                   103973.52
IMATRL PRASUN   SHR__CHT 20000131 20000210 162329 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity OTC Portfolio on January 31, 1990. As the chart shows, by January 31, 2000, the value of the investment would have grown to $80,901 - a 709.01% increase on the initial investment. For comparison, look at how the NASDAQ Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $103,974 - a 939.74% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market, for
example, has a history of
long-term growth and short-term
volatility. In turn, the share
price and return of a fund that
invests in stocks will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF JANUARY 31, 2000, THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE WERE, 33.29%, 41.87%, 252.58%, AND 524.11%, RESPECTIVELY. THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE, 41.87%, 28.07%, AND 19.70%. THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE WERE, 10.49%, 16.91%, 173.02%, AND 351.31%, RESPECTIVELY. THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE, 16.91%, 21.50%, AND 15.66%.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

What goes up must come down. Or
must it? Technology stocks seemed
united in their quest to prove this
age-old theory wrong during the six
months that ended January 31, 2000.
Driven in large part by investors'
ongoing fancy with the Internet and
dot.com stocks, the technology sector
- as measured by the NASDAQ
Index - returned 49.52% during
the six-month period. In contrast,
the Standard & Poor's 500  SM Index,
which serves as a general barometer
of overall U.S. stock performance,
returned 5.59%. It wasn't only the
industry leaders that got into the
act, either, as the technology rally
included scores of smaller and
medium-sized stocks. The Russell
2000(Registered trademark) Index - a popular gauge of small-cap stock performance - returned a respectable 12.25% during the period. The NASDAQ, however, continued to be the index du jour during the period - the index was at around 2700 points when the period began, crossed
4000 before New Year's and ended
January just under that threshold.
Since many tech stocks rose despite
a lack of discernible earnings, these
gains perplexed some money
managers, especially those that feel a
company's stock price follows its
earnings growth. Sensing that the
Federal Reserve Board would raise
interest rates in early February, tech
stocks sold off some throughout
January. Time will tell, though, if it's only a speed bump.

(photograph of Robert Bertelson) (photograph of Jason Weiner)

NOTE TO SHAREHOLDERS: On February 14, 2000, Jason Weiner (right) became Portfolio Manager of Fidelity OTC Portfolio. The following is an interview with Robert Bertelson (left), who managed the fund during the period covered by this report, with additional comments from Jason Weiner.

Q. HOW DID THE FUND PERFORM, BOB?

R.B. It fared well, returning 40.08% for the six-month period that ended January 31, 2000. Comparatively, the fund outpaced the 22.89% return of the mid-cap funds average tracked by Lipper Inc., yet trailed the red-hot NASDAQ Composite Index, which was up 49.52% for the same period. For the 12-month period that ended January 31, 2000, the fund's 51.90% return topped the 33.88% increase turned in by the Lipper average, but couldn't keep pace with the 57.68% delivered by the NASDAQ.

Q. WHAT FACTORS POWERED FUND RETURNS AND SHAPED RELATIVE PERFORMANCE DURING THE SIX-MONTH PERIOD?

R.B. The market became increasingly enamored with opportunities for earnings growth in the technology sector, driven primarily by the growth of the Internet and its wide-reaching influence on various industry segments. Strong business conditions in the U.S., coupled with improving global economies, facilitated the sector's advances. While the fund maintained a considerable tech weighting during the period - averaging between 40-45% - it was underexposed relative to the NASDAQ. The NASDAQ is a tremendously concentrated index, with approximately 60-65% of its assets in technology issuers. Given the dramatic run-up in tech stocks, our underexposure to the sector took its toll on relative performance. The fund's overall stake, however, was more than enough to vault it past its Lipper peers.

Q. IN A TECHNOLOGY-LED MARKET, WHY DID YOU DECIDE TO REMAIN
UNDERWEIGHTED IN THE SECTOR?

R.B. Although technology had some of the best growth opportunities in the market, I found that other segments - namely, biotechnology and telecommunications - offered comparable growth potential at more reasonable valuation levels. By delving into these areas, the fund should benefit from the additional diversification offered by firms not tied to the Net or tech spending.

Q. WHAT WERE SOME OF YOUR OTHER STRATEGIES, AND HOW DID THEY PLAY OUT FOR THE FUND?

R.B. Given my bullishness on the economy, I increased the fund's exposure to companies I felt were poised to deliver the fastest revenue growth, and cut back on those names that tend to get their legs in a more moderate economic environment. In technology, it became clear that Internet infrastructure was going to be the predominant theme for some time to come. So, I focused on companies that offer critical services aimed at "Webifying" businesses. These include firms, such as BEA Systems, that enable connections between the Web and a company's various internal applications, and also help improve the delivery of Web content. Going forward, as corporate America becomes increasingly Web-centric, these enablers should enjoy strong earnings growth.

Q. WHICH STOCKS HELPED PERFORMANCE THE MOST?

R.B. Immunex, a biopharmaceutical firm, soared on strong earnings and sharply higher sales of its arthritis drug, Enbrel. UnitedGlobalCom, a leading broadband communications provider outside of the U.S., benefited from sharply higher subscriber growth. I invested in Aspect Communications knowing that it faced a potentially long and difficult transition. Our research, though, showed excellent potential for success. As it turned out, Aspect made the transition successfully from a call center switch company to an integrated customer relationship software provider, and it paid off beautifully for the fund.

Q. WHICH STOCKS HURT?

R.B. MCI WorldCom trended lower on decelerating revenue growth. Comcast was a solid absolute performer but, on a relative basis, was unable to keep pace with the rate of growth investors demanded from NASDAQ stocks in this unusual market environment. At Home was felled by uncertainty surrounding the company's ability to maintain its revenue growth when exclusive arrangements with various cable TV partners expire in the coming years.

Q. TURNING TO YOU, JASON, WHAT'S YOUR OUTLOOK?

J.W. In the near term, the backdrop looks favorable for the types of companies in which we invest. Inflation remains under control. Interest rates, although rising, are not at levels that seem likely to choke off economic growth any time soon. Given the astounding performance of stocks on the NASDAQ, however, valuation levels have ascended to new heights. While that may or may not be a constraint on future appreciation, it is a measure of the implicit risk level should there be a change in the investment landscape. Over the long term, though, I intend to remain focused on uncovering the winners within these fast-moving spaces.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: capital appreciation by
normally investing in
securities principally traded
on the over-the-counter
market

FUND NUMBER: 093

TRADING SYMBOL: FOCPX

START DATE: December 31,
1984

SIZE: as of January 31,
2000, more than $11.8
billion

MANAGER: Jason Weiner,
since February, 2000;
manager, Contrafund II,
1998-2000; Fidelity
Export and Multinational
Fund, 1997-1998; Fidelity
Select Computers Portfolio,
1996-1997; Fidelity Select
Air Transportation
Portfolio, 1994-1996; joined
Fidelity in 1991.

JASON WEINER ON ASSESSING
STOCK VALUATIONS:

"Valuation - as measured by a
company's price-to-earnings, or P/E
ratio - is one of the tools investors
look at in deciding whether or not
to own a security. For rapidly
growing companies, determining the
right valuation can be challenging.
This was particularly true over the
past six months in the OTC market,
the home for companies early in
their life-
cycles that have a lot of uncertainty
surrounding their business models. A
company's P/E ratio is a barometer of
investors' enthusiasm for a concept
or for a company itself; it's also a
measure of a stock's risk. And when
valuations move to very high levels
as they have recently, it reflects an
enormous amount of optimism and
enthusiasm for the sector. For
example, we're seeing investors bid up
companies that are perceived to be
beneficiaries of the Internet bonanza,
particularly in the crowded IPO
market.

"Investors should remember that
when valuations are high, a lot of
money can be lost if economic
conditions, market sentiment or
company-specific items change. At
Fidelity, we approach this thorny
problem by relying on our depth of
research to determine a company's
potential for success. Further, we try
to neutralize risk by maintaining
smaller positions in the youngest
companies to reduce the impact of
possible failures. Admittedly, the
NASDAQ is a universe where
opportunities for capital appreciation
abound. But in this period of very
high returns, it's imperative to keep
a watchful eye on managing risk."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JANUARY
31, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Microsoft Corp.                 9.7                      8.8

Cisco Systems, Inc.             5.3                      2.7

Amgen, Inc.                     3.6                      3.7

Intel Corp.                     3.0                      1.2

Dell Computer Corp.             2.5                      0.5

BEA Systems, Inc.               2.3                      0.0

Immunex Corp.                   2.3                      1.4

EMC Corp.                       1.9                      0.0

Telefonaktiebolaget LM          1.9                      0.2
Ericsson sponsored ADR

Comverse Technology, Inc.       1.7                      1.8

                                34.2                     20.3

TOP FIVE MARKET SECTORS AS OF
JANUARY 31, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      57.4                     33.9

HEALTH                          12.8                     15.2

UTILITIES                       6.7                      11.4

MEDIA & LEISURE                 6.0                      12.7

ENERGY                          3.1                      5.6



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JANUARY 31, 2000 *                                      AS OF JULY 31, 1999 **

Stocks                          94.6%                         Stocks                              95.3%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 5.4%                         Net Other Assets                     4.7%

* FOREIGN INVESTMENTS            4.5%                         ** FOREIGN INVESTMENTS               4.1%

Row: 1, Col: 1, Value: 94.59999999999999                      Row: 1, Col: 1, Value: 95.3
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.4                                    Row: 1, Col: 8, Value: 4.7





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS JANUARY 31, 2000 (UNAUDITED)


Showing Percentage of Net Assets



COMMON STOCKS - 94.6%

                                 SHARES                               VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 0.9%

CHEMICALS & PLASTICS - 0.4%

Praxair, Inc.                     1,100,000                           $ 44,619

METALS & MINING - 0.2%

Alcoa, Inc.                       400,000                              27,875

PAPER & FOREST PRODUCTS - 0.3%

Smurfit-Stone Container Corp.     1,800,000                            35,663
(a)

TOTAL BASIC INDUSTRIES                                                 108,157

DURABLES - 1.3%

CONSUMER ELECTRONICS - 1.3%

Audible, Inc.                     104,800                              1,624

Gemstar International Group       2,370,400                            157,335
Ltd. (a)

                                                                       158,959

ENERGY - 3.1%

ENERGY SERVICES - 0.8%

Baker Hughes, Inc.                400,000                              9,850

BJ Services Co. (a)               1,200,000                            51,450

Halliburton Co.                   1,000,000                            36,000

Marine Drilling Companies,        56,100                               1,080
Inc. (a)

                                                                       98,380

OIL & GAS - 2.3%

Amerada Hess Corp.                1,091,000                            58,028

Anadarko Petroleum Corp.          500,000                              16,406

Apache Corp.                      527,700                              19,261

Kerr-McGee Corp.                  716,600                              39,682

Newfield Exploration Co. (a)      1,739,700                            47,842

Rio Alto Exploration Ltd. (a)     600,000                              7,576

Vastar Resources, Inc.            1,387,600                            77,185

                                                                       265,980

TOTAL ENERGY                                                           364,360

FINANCE - 2.2%

BANKS - 1.7%

Fifth Third Bancorp               100,000                              6,638

Marshall & Ilsley Corp.           877,200                              44,957

Northern Trust Corp.              400,000                              24,150

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Peoples Heritage Financial        1,479,000                           $ 21,723
Group, Inc.

Zions Bancorp                     1,701,000                            100,572

                                                                       198,040

CREDIT & OTHER FINANCE - 0.2%

Concord EFS, Inc. (a)             878,100                              17,836

SAVINGS & LOANS - 0.3%

Charter One Financial, Inc.       1,925,937                            37,435

Golden State Bancorp, Inc.        874,440                              874
litigation warrants 1/1/10
(a)

                                                                       38,309

TOTAL FINANCE                                                          254,185

HEALTH - 12.8%

DRUGS & PHARMACEUTICALS - 11.6%

Abgenix, Inc. (a)                 200,000                              26,400

Allergan, Inc.                    600,000                              34,200

Amgen, Inc. (a)                   6,670,400                            424,821

Biogen, Inc. (a)                  1,730,980                            149,297

Cephalon, Inc. (a)                1,100,000                            39,050

Chiron Corp. (a)                  1,596,900                            70,862

CV Therapeutics, Inc. (a)         200,000                              6,975

Cytyc Corp. (a)                   838,000                              25,192

Genentech, Inc.                   100,000                              14,050

Gilead Sciences, Inc. (a)         100,000                              4,681

IDEC Pharmaceuticals Corp. (a)    647,800                              81,744

Immunex Corp. (a)                 2,045,000                            267,384

Medarex, Inc. (a)                 100,000                              4,975

Medimmune, Inc. (a)               637,200                              93,031

Millennium Pharmaceuticals,       143,300                              26,860
Inc. (a)

QLT PhotoTherapeutics, Inc.       468,200                              31,746
(a)

Sepracor, Inc. (a)                545,900                              76,426

                                                                       1,377,694

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- 1.2%

Lincare Holdings, Inc. (a)(c)     3,262,500                           $ 115,615

Oxford Health Plans, Inc. (a)     1,600,000                            22,700

                                                                       138,315

TOTAL HEALTH                                                           1,516,009

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

ELECTRICAL EQUIPMENT - 0.5%

ANTEC Corp. (a)                   1,100,000                            43,038

Pace Micro Technology PLC         1,000,000                            12,601

                                                                       55,639

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

Ingersoll-Rand Co.                600,000                              28,238

Parker-Hannifin Corp.             500,000                              21,625

                                                                       49,863

TOTAL INDUSTRIAL MACHINERY &                                           105,502
EQUIPMENT

MEDIA & LEISURE - 6.0%

BROADCASTING - 5.7%

AMFM, Inc. (a)                    401,200                              31,294

AT&T Corp. - Liberty Media        1,489,268                            76,139
Group Class A (a)

CAIS Internet, Inc.               502,900                              17,602

Clear Channel Communications,     462,926                              39,985
Inc. (a)

Comcast Corp. Class A             2,342,480                            107,754
(special)

EchoStar Communications Corp.     1,661,200                            135,284
Class A (a)

Emmis Communications Corp.        100,000                              8,844
Class A (a)

Netro Corp.                       200,000                              8,600

Sinclair Broadcast Group,         733,700                              5,870
Inc. Class A (a)

UnitedGlobalCom, Inc. (a)         2,911,200                            199,053

USA Networks, Inc. (a)            800,000                              39,700

                                                                       670,125

RESTAURANTS - 0.3%

Outback Steakhouse, Inc. (a)      1,550,000                            38,363

TOTAL MEDIA & LEISURE                                                  708,488

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - 2.6%

GENERAL MERCHANDISE STORES -
1.3%

Ames Department Stores, Inc.      1,300,000                           $ 27,138
(a)

Costco Wholesale Corp. (a)        1,492,800                            73,054

Dollar Tree Stores, Inc. (a)      600,000                              26,438

Michaels Stores, Inc. (a)         700,000                              18,725

Stein Mart, Inc. (a)              1,650,100                            7,941

                                                                       153,296

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.3%

Bed Bath & Beyond, Inc. (a)       1,700,000                            46,219

PETsMART, Inc. (a)                5,000,000                            21,250

Staples, Inc. (a)                 3,141,975                            74,818

Sunglass Hut International,       800,000                              7,150
Inc. (a)

                                                                       149,437

TOTAL RETAIL & WHOLESALE                                               302,733

SERVICES - 0.2%

EDUCATIONAL SERVICES - 0.0%

SkillSoft Corp.                   3,800                                53

SERVICES - 0.2%

CheckFree Holdings Corp. (a)      200,000                              11,800

FreeMarkets, Inc.                 50,900                               11,656

                                                                       23,456

TOTAL SERVICES                                                         23,509

TECHNOLOGY - 57.4%

COMMUNICATIONS EQUIPMENT - 9.2%

Advanced Fibre                    1,859,500                            68,453
Communications, Inc. (a)

Aspect Communications Corp.       2,206,200                            107,828
(a)

Cisco Systems, Inc. (a)           5,701,376                            624,301

KPNQwest NV                       400,000                              25,450

Tekelec (a)                       600,000                              14,325

Telefonaktiebolaget LM            3,000,000                            223,688
Ericsson sponsored ADR

Tellabs, Inc. (a)                 410,400                              22,162

Turnstone Systems, Inc.           2,200                                64

                                                                       1,086,271

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- 30.7%

Adobe Systems, Inc.               175,000                             $ 9,636

Akamai Technologies, Inc.         83,600                               20,827

Ariba, Inc.                       213,800                              34,769

Aspect Development, Inc. (a)      1,086,780                            72,814

At Home Corp. Series A (a)        4,641,510                            167,312

Avant! Corp. (a)                  500,000                              8,906

Axent Technolgies, Inc. (a)(c)    2,012,300                            42,636

BackWeb Technologies Ltd.         400,000                              14,000

Baltimore Technologies PLC        200,000                              21,000
sponsored ADR (a)

BEA Systems, Inc. (a)             3,584,775                            270,202

BindView Development Corp. (a)    294,600                              13,552

BMC Software, Inc. (a)            3,395,000                            128,586

CacheFlow, Inc.                   103,400                              8,996

Cambridge Technology              500,000                              10,031
Partners, Inc. (a)

CBT Group PLC sponsored ADR       367,500                              12,495
(a)

Compuware Corp. (a)               4,099,600                            86,860

Covad Communications Group,       700,000                              49,525
Inc.

DSET Corp. (a)                    200,000                              6,200

E.piphany, Inc.                   100,000                              15,800

El Sitio, Inc.                    600,000                              14,325

Electronics for Imaging, Inc.     2,239,000                            104,953
(a)

Fiserv, Inc. (a)                  1,593,925                            54,094

Healtheon/Web Maryland Corp.      699,100                              45,442

i2 Technologies, Inc. (a)         300,000                              57,788

InfoSpace.com, Inc.               100,000                              14,013

Inktomi Corp. (a)                 100,000                              9,944

Internap Network Services         281,000                              17,422
Corp.

Intershop Communication AG (a)    100,000                              28,627

Intertrust Technologies Corp.     53,200                               7,681

Intuit, Inc. (a)                  1,069,900                            64,528

J. D. Edwards & Co. (a)           1,500,000                            44,719

Legato Systems, Inc. (a)(c)       4,568,380                            115,066

Mercury Interactive Corp. (a)     200,000                              21,875

Metasolv Software, Inc.           403,300                              43,052

Microsoft Corp. (a)               11,739,200                           1,148,961

Netegrity, Inc. (a)               400,000                              27,800

NetIQ Corp.                       309,200                              17,315

Networks Associates, Inc. (a)     1,200,000                            31,125

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

New Era of Networks, Inc. (a)     1,517,698                           $ 79,205

OnDisplay, Inc.                   50,800                               4,096

Open Market, Inc. (a)             765,000                              39,398

OpenTV Corp.                      600,000                              59,738

Oracle Corp. (a)                  241,000                              12,039

Peregrine Systems, Inc. (a)       1,000,000                            75,938

Proxicom, Inc.                    345,000                              34,845

Quest Software, Inc.              230,000                              22,195

Rational Software Corp. (a)       732,900                              38,111

Redback Networks, Inc.            49,000                               9,123

Scient Corp.                      200,000                              15,125

Siebel Systems, Inc. (a)          591,000                              54,187

SilverStream Software, Inc.       120,000                              13,350

Software.com, Inc.                50,000                               3,394

Technology Solutions, Inc. (a)    1,100,000                            38,706

The Bisys Group (a)               565,000                              33,512

TSI International Software        939,400                              57,597
Ltd. (a)

VeriSign, Inc. (a)                36,800                               5,939

VERITAS Software Corp. (a)        150,000                              21,881

Viant Corp.                       200,000                              19,200

Vignette Corp.                    404,600                              78,897

Visual Networks, Inc. (a)         336,400                              21,151

Yahoo!, Inc. (a)                  100,000                              32,206

                                                                       3,632,710

COMPUTERS & OFFICE EQUIPMENT
- 7.8%

Computer Network Technology       38,000                               461
Corp. (a)

Comverse Technology, Inc. (a)     1,426,390                            204,509

Dell Computer Corp. (a)           7,730,600                            297,145

EMC Corp. (a)                     2,132,000                            227,058

Emulex Corp. (a)                  181,200                              18,120

Juniper Networks, Inc.            210,000                              28,416

RSA Security, Inc. (a)            900,000                              48,938

SanDisk Corp. (a)                 414,000                              55,424

Sun Microsystems, Inc. (a)        600,000                              47,138

                                                                       927,209

ELECTRONIC INSTRUMENTS - 0.9%

Agilent Technologies, Inc.        431,300                              28,547

Applied Materials, Inc. (a)       400,000                              54,900

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS -
CONTINUED

Novellus Systems, Inc. (a)        351,000                             $ 17,243

Sequenom, Inc.                    4,000                                104

                                                                       100,794

ELECTRONICS - 8.8%

Altera Corp. (a)                  1,363,700                            89,663

Amkor Technology, Inc. (a)        200,000                              6,350

Applied Micro Circuits Corp.      197,400                              29,166
(a)

Atmel Corp. (a)                   1,000,000                            31,063

Broadcom Corp. Class A (a)        41,900                               12,122

Brocade Communications            53,800                               8,716
Systems, Inc.

Chartered Semiconduct             521,900                              42,861
Manufacturing Ltd. ADR

Cree Research, Inc. (a)           100,000                              9,413

Epcos AG sponsored ADR (a)        400,000                              36,100

Intel Corp.                       3,563,100                            352,524

JDS Uniphase Corp. (a)            200,000                              40,788

KEMET Corp. (a)                   500,000                              23,781

Lattice Semiconductor Corp.       100,000                              5,131
(a)

Linear Technology Corp.           200,000                              18,938

Maxim Integrated Products,        1,000,000                            50,125
Inc. (a)

Microchip Technology, Inc. (a)    333,100                              20,944

Next Level Communications,        204,800                              16,512
Inc.

PMC-Sierra, Inc. (a)              366,800                              66,207

Quantum Effect Devices, Inc.      2,800                                45

Sanmina Corp. (a)                 350,000                              37,188

Texas Instruments, Inc.           1,200,000                            129,450

Vitesse Semiconductor Corp.       72,200                               3,141
(a)

Xilinx, Inc. (a)                  200,000                              9,150

                                                                       1,039,378

TOTAL TECHNOLOGY                                                       6,786,362

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.1%

Midwest Express Holdings,         3,250                                72
Inc. (a)

Northwest Airlines Corp.          775,400                              15,653
Class A (a)

                                                                       15,725

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - 0.4%

Expeditors International of       1,139,500                           $ 48,037
Washington, Inc.

TOTAL TRANSPORTATION                                                   63,762

UTILITIES - 6.7%

CELLULAR - 2.5%

Nextel Communications, Inc.       1,700,000                            180,837
Class A (a)

QUALCOMM, Inc. (a)                208,000                              26,416

Sprint Corp. - PCS Group          800,000                              88,050
Series 1 (a)

                                                                       295,303

TELEPHONE SERVICES - 4.2%

Allegiance Telecom, Inc. (a)      442,000                              46,576

iBasis, Inc.                      303,100                              22,619

Intermedia Communications,        200,000                              8,600
Inc. (a)

ITXC Corp.                        217,400                              23,371

Level 3 Communications, Inc.      100,000                              11,794
(a)

MCI WorldCom, Inc. (a)            3,464,456                            159,148

McLeodUSA, Inc. Class A (a)       957,400                              65,821

Metromedia Fiber Network,         1,511,200                            102,289
Inc. Class A (a)

NEXTLINK Communications, Inc.     100,000                              8,438
Class A (a)

Time Warner Telecom, Inc.         190,000                              11,543

WinStar Communications, Inc.      500,000                              35,406
(a)

                                                                       495,605

TOTAL UTILITIES                                                        790,908

TOTAL COMMON STOCKS                                                    11,182,934
(Cost $7,633,746)

CASH EQUIVALENTS - 5.6%

                                 SHARES                               VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,     86,777,500                          $ 86,778
5.56% (b)

Taxable Central Cash Fund,        541,693,343                          541,693
5.45% (b)

                                 MATURITY AMOUNT (000S)

Investments in repurchase        $ 31,717                              31,712
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.7%,
dated 1/31/00 due 2/1/00



TOTAL CASH EQUIVALENTS                                                  660,183
(Cost $660,183)


TOTAL INVESTMENT PORTFOLIO -                                         11,843,117
100.2%
(Cost $8,293,929)

NET OTHER ASSETS - (0.2)%                                              (25,091)

NET ASSETS - 100%                                                  $ 11,818,026

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

INCOME TAX INFORMATION

At January 31, 2000, the aggregate
cost of investment securities for income tax purposes was $8,340,765,000.
Net unrealized appreciation aggre-
gated $3,502,352,000, of which $3,927,658,000 related to appreciated investment securities and $425,306,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)          JANUARY 31, 2000 (UNAUDITED)

ASSETS

Investment in securities, at              $ 11,843,117
value (including repurchase
agreements of $31,712) (cost
$8,293,929) -  See
accompanying schedule

Receivable for investments                 414,473
sold

Receivable for fund shares                 56,981
sold

Dividends receivable                       739

Interest receivable                        2,064

Other receivables                          1,341

 TOTAL ASSETS                              12,318,715

LIABILITIES

Payable for investments        $ 361,147
purchased

Payable for fund shares         44,960
redeemed

Accrued management fee          5,274

Other payables and accrued      2,530
expenses

Collateral on securities        86,778
loaned, at value

 TOTAL LIABILITIES                         500,689

NET ASSETS                                $ 11,818,026

Net Assets consist of:

Paid in capital                           $ 6,931,975

Accumulated net investment                 (17,686)
(loss)

Accumulated undistributed net              1,354,547
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                3,549,190
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 181,327                   $ 11,818,026
shares outstanding

NET ASSET VALUE, offering                  $65.18
price and redemption price
per share ($11,818,026
(divided by) 181,327 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS        SIX
                            MONTHS ENDED JANUARY 31,
                                    2000 (UNAUDITED)

INVESTMENT INCOME                            $ 6,224
Dividends

Interest                                      9,554

Security lending                              190

 TOTAL INCOME                                 15,968

EXPENSES

Management fee Basic fee         $ 28,151

 Performance adjustment           (4,874)

Transfer agent fees               9,205

Accounting and security           478
lending fees

Non-interested trustees'          31
compensation

Custodian fees and expenses       95

Registration fees                 1,059

Audit                             24

Legal                             33

Miscellaneous                     16

 Total expenses before            34,218
reductions

 Expense reductions               (564)       33,654

NET INVESTMENT INCOME (LOSS)                  (17,686)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,604,554
(including realized gain
(loss) of   $(13,788) on
sales of investments in
affiliated issuers)

 Foreign currency transactions    18          1,604,572

Change in net unrealized                      1,478,363
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               3,082,935

NET INCREASE (DECREASE) IN                   $ 3,065,249
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ (17,686)                    $ (9,088)
income (loss)

 Net realized gain (loss)         1,604,572                     756,466

 Change in net unrealized         1,478,363                     1,083,299
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       3,065,249                     1,830,677
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (818,319)                     (266,093)
from net realized gains

Share transactions Net            4,139,845                     4,757,859
proceeds from sales of shares

 Reinvestment of distributions    802,460                       260,154

 Cost of shares redeemed          (2,668,808)                   (3,777,986)

 NET INCREASE (DECREASE) IN       2,273,497                     1,240,027
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       4,520,427                     2,804,611
IN NET ASSETS

NET ASSETS

 Beginning of period              7,297,599                     4,492,988

 End of period (including        $ 11,818,026                  $ 7,297,599
accumulated net investment
loss of $17,686 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             71,093                        108,722

 Issued in reinvestment of        15,285                        8,336
distributions

 Redeemed                         (46,664)                      (87,687)

 Net increase (decrease)          39,714                        29,371


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                               2000

                               (UNAUDITED)                   1999                  1998      1997      1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 51.53                       $ 40.03               $ 38.46   $ 31.20   $ 31.09  $ 22.42
period

Income from Invest- ment
Operations

Net investment income (loss)    (.11) D                       (.07) D               (.12) D   (.05) D   .13      .09

Net realized  and unrealized    19.27                         13.95                 4.21      11.71     1.80     8.79
gain (loss)

Total from investment           19.16                         13.88                 4.09      11.66     1.93     8.88
operations

Less Distributions

 From net investment income     -                             -                     -         (.08)     (.02)    (.09)

From net  realized gain         (5.51)                        (2.38)                (2.52)    (4.32)    (1.80)   (.12)

Total distributions             (5.51)                        (2.38)                (2.52)    (4.40)    (1.82)   (.21)

Net asset value,  end of       $ 65.18                       $ 51.53               $ 40.03   $ 38.46   $ 31.20  $ 31.09
period

TOTAL RETURN B, C               40.08%                        38.54%                11.87%    41.43%    6.43%    39.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 11,818                      $ 7,298               $ 4,493   $ 4,023   $ 2,635  $ 2,110
millions)

Ratio of expenses to average    .76% A                        .75%                  .76%      .85%      .83%     .82%
net assets

Ratio of expenses to average    .75% A, E                     .74% E                .75% E    .84% E    .82% E   .81% E
net assets after expense
reductions

Ratio of net invest- ment       (.39)% A                      (.16)%                (.32)%    (.15)%    .42%     .35%
income  (loss) to average
net assets

Portfolio turnover  rate        144% A                        117%                  125%      147%      133%     62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity OTC Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, and other obligations found satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $7,403,220,000 and $6,255,756,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .52% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .21% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $18,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $82,333,000. The fund received cash collateral of $86,778,000 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $354,000 under this arrangement.

6. EXPENSE REDUCTIONS - CONTINUED

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $209,000, respectively, under these arrangements.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS AFFILIATE      PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE

Axent Technologies, Inc.            $ 8,173            $ 22,045        $ -                  $ 42,636

EFTC Corp.                           -                  1,732           -                    -

Legato Systems, Inc.                 -                  -               -                    115,066

Lincare Holdings, Inc.               9,022              8,042           -                    115,615

Netegrity, Inc.                      -                  -               -                    -

TOTALS                              $ 17,195           $ 31,819        $ -                  $ 273,317


8. CHANGE IN INDEPENDENT AUDITOR

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended July 31, 2000. During the two most recent fiscal years and through January 20, 2000, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PricewaterhouseCoopers LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert Bertelson, Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

OTC-SANN-0300  95617
1.700332.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund(registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com